SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: November 9, 2007





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                          22-3328734
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 (State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)



One Penn Plaza, Suite 1612, New York, NY                              10119
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

ITEM 8.01     OTHER EVENTS


On November 9, 2007 Kevin Kreisler, Chairman and Chief Executive Officer of GreenShift Corporation, sent a letter to the shareholders describing the Corporation's current business and plans for reorganization. A copy of the letter is filed as an exhibit to this report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


Exhibits


99. Letter to shareholders dated November 9, 2007.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



               /S/      Kevin Kreisler
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                        KEVIN KREISLER
                        Chief Executive Officer

Date:                   November 9, 2007